SPIRIT OF AMERICA INVESTMENT FUND, INC.


                       Supplement dated
                       October 30, 2003
                    to the Prospectus dated
                       February 28, 2002


This Supplement replaces and supercedes any contrary information contained in the Prospectus.

EFFECTIVE NOVEMBER 15, 2003, THE FOLLOWING INFORMATION REPLACES INFORMATION FOUND ON PAGE 13 OF THE PROSPECTUS UNDER THE HEADING "HOW TO PURCHASE SHARES" AND THE SUB-HEADING "PURCHASES BY WIRE" BY CHANGING THE SECOND PARAGRAPH OF THAT SECTION TO THE FOLLOWING:

If you have a commercial bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire to: PNC Bank, ABA# 031000053, Account# 8606905732, FFC: ["Spirit of America
Real Estate Fund" or "Spirit of America Value Fund"], FBO: (Insert shareholder name and account number).




               INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS OF THE FUND
                        FOR FUTURE REFERENCE.